UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

WASHINGTON TRUST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Rhode Island	001-32991	05-0404671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Broad Street
Westerly,	Rhode Island	02891
(Address of principal executive offices)		(Zip Code)

(401)	348-1200
(Registrant's telephone number, including area code)

N/A
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.
On April 29, 2021, Washington Trust Bancorp, Inc. (the "Corporation") filed Articles of Amendment (the “Articles of Amendment”) to the Corporation’s Restated Articles of Incorporation (the “Articles of Incorporation”) with the Secretary of State of the State of Rhode Island to amend Article FOURTH of the Articles of Incorporation. The Articles of Amendment were effective upon filing. The Articles of Amendment create 1,000,000 shares of a new class of capital stock, par value $0.01 per share, designated as “Undesignated Preferred Stock.” The Corporation’s authorized capital stock following the filing of the Articles of Amendment consists of 60,000,000 shares, par value $.0625 per share, designated as Common Stock, and 1,000,000 shares of Undesignated Preferred Stock.

The foregoing summary of the Articles of Amendment is qualified in its entirety by reference to the complete text of the Articles of Amendment, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 27, 2021, the Corporation held its 2021 Annual Meeting by remote communication. On the record date of March 2, 2021, there were 17,281,574 shares issued, outstanding and eligible to vote, of which 15,050,098 shares, or 87.1%, were represented at the 2021 Annual Meeting.

The following is a brief description of each matter voted on by the Corporation’s shareholders at the 2021 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

Proposal 1
The election of four individuals to the Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified:

	Term	Votes For	Votes Withheld	Broker Non-votes
Constance A. Howes, Esq.	3 years	12,487,792	212,201	2,350,105
Joseph J. MarcAurele	3 years	12,130,466	569,527	2,350,105
Edwin J. Santos	3 years	12,447,166	252,827	2,350,105
Lisa M. Stanton	3 years	12,634,119	65,874	2,350,105

Proposal 2
Approval of an amendment to the Corporation’s Articles of Incorporation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,036,676	627,371	35,946	2,350,105

Proposal 3
Ratification of the selection of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,018,107	10,748	21,243	—

Proposal 4
Approval, on a non-binding advisory basis, of the compensation of the Corporation’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,355,294	261,059	83,640	2,350,105

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit

	3.1	Articles of Amendment to the Restated Articles of Incorporation of Washington Trust Bancorp, Inc.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date:	April 29, 2021	By:	/s/ Ronald S. Ohsberg
Ronald S. Ohsberg
Senior Executive Vice President, Chief Financial Officer and Treasurer